UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2020

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive, Smiths Falls, Ontario	K7A 0A8
(Address of principal executive offices)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2020, Canopy Growth Corporation (“Canopy Growth”) held its 2020 Annual General and Special Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, Canopy Growth’s shareholders approved: (a) certain amendments to the Canopy Growth Amended and Restated Omnibus Incentive Plan (the “Omnibus Plan”) to, among other things, increase the maximum term of an option granted pursuant to the Omnibus Plan from six years to 10 years from the grant date (the “2020 Plan Amendments”); (b) the grant of all unallocated awards issued under the Omnibus Plan until the date of Canopy Growth’s annual shareholder’s meeting to be held in 2023 (the “Approval of Unallocated Awards”); and (c) certain amendments to the Canopy Growth 2017 Employee Stock Purchase Plan (the “ESPP”) to, among other things, increase the number of common shares reserved for issuance thereunder from 400,000 shares to 600,000 common shares (the “ESPP Amendments”).

A more detailed description regarding (i) the 2020 Plan Amendments and the Approval of Unallocated Awards is set forth in Canopy Growth’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on August 7, 2020 (the “Proxy Statement”) in the section entitled “PROPOSAL NO. 3 – Omnibus Incentive Plan Proposal,” which is incorporated herein by reference and (ii) the ESPP Amendments is set forth in the Proxy Statement in the section entitled “PROPOSAL NO. 4 – ESPP Proposal”, which is incorporated herein by reference. The descriptions of the 2020 Plan Amendments and the Approval of the Unallocated Awards are qualified in their entirety by reference to the amended Omnibus Plan, which is attached to the Proxy Statement as Appendix B and incorporated herein by reference. The description of the ESPP Amendments is qualified in its entirety by reference to the amended ESPP, which is attached to the Proxy Statement as Appendix C and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A total of 371,186,482 common shares were entitled to vote as of July 28, 2020, the record date for the Annual Meeting. There were 260,647,934 common shares represented at the Annual Meeting, at which the shareholders were asked to vote on six proposals, each of which is described in more detail in the Proxy Statement. Set forth below are the matters acted upon by the shareholders, and the final voting results of each such proposal.

Proposal No. 1: Election of Director Nominees.

Votes regarding the election of the seven director nominees were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Judy A. Schmeling	171,131,011	1,498,776	88,018,147

David Klein	170,997,118	1,632,669	88,018,147

Robert Hanson	170,690,385	1,939,402	88,018,147

David Lazzarato	171,335,711	1,294,076	88,018,147

William Newlands	167,146,432	5,483,355	88,018,147

Jim Sabia	170,995,471	1,634,316	88,018,147

Theresa Yanofsky	171,415,485	1,214,302	88,018,147

Based on the votes set forth above, Canopy Growth’s shareholders elected each of the seven nominees set forth above to serve as a director of Canopy until the next annual meeting of shareholders and until his or her successor is duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Proposal No. 2: Ratification of the Selection of Independent Registered Public Accounting Firm.

The ratification of the selection of KPMG LLP as Canopy Growth’s independent registered public accounting firm for the 2021 fiscal year ending March 31, 2021, as set forth in the Proxy Statement, received the following votes:

Votes For	Votes Withheld	Broker Non-Votes
257,420,558	3,227,376	–

Based on the votes set forth above, Canopy Growth’s shareholders ratified the selection of KPMG LLP as Canopy Growth’s independent registered public accounting firm to serve for the 2021 fiscal year ending March 31, 2021.

Proposal No. 3: Approval of Amendments to the Omnibus Plan and Approval of Unallocated Awards.

The approval of the 2020 Plan Amendments and the Approval of Unallocated Awards, as set forth in the Proxy Statement, received the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
158,290,960	13,381,544	957,233	88,018,147

Based on the votes set forth above, Canopy Growth’s shareholders approved the 2020 Plan Amendments and the Approval of Unallocated Awards, as set forth in the Proxy Statement.

Proposal No. 4: Approval of Amendments to Canopy Growth’s Employee Stock Purchase Plan.

The approval of the ESPP Amendments, as set forth in the Proxy Statement, received the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
170,119,299	1,688,856	821,582	88,018,147

Based on the votes set forth above, Canopy Growth’s shareholders approved the ESPP Amendments.

Proposal No. 5: Non-Binding Advisory Vote on the Compensation of Canopy Growth’s Named Executive Officers.

The advisory (non-binding) vote to approve the compensation of Canopy Growth’s named executive officers, as set forth in the Proxy Statement, received the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
167,596,685	4,115,557	917,545	88,018,147

Based on the votes set forth above, Canopy Growth’s shareholders approved, on an advisory basis, the compensation of Canopy Growth’s named executive officers, as set forth in the Proxy Statement.

Proposal No. 6: Non-Binding Advisory Vote on the Frequency of the Vote on the Compensation of Canopy Growth’s Named Executive Officer’s.

The advisory (non-binding) vote to set the frequency of the vote on Canopy Growth’s named executive officers compensation at either 1year, 2 years or 3 years, as set forth in the Proxy Statement, received the following votes:

1 Year	2 Years	3 years	Abstain	Broker Non-Votes
170,292,736	437,718	846,669	1,052,664	88,018,147

Shareholders indicated, on an advisory basis, the preferred frequency to solicit an advisory vote approving executive compensation was 1 year. In light of the recommendation of the board of directors of Canopy Growth that future “say- on-pay” votes occur every 1 year and the results of the shareholder vote on Proposal No. 6, Canopy Growth intends to submit to its shareholders a non-binding advisory vote on executive compensation at its annual meeting every year until the next required advisory vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION
By:	/s/ Phil Shaer
Phil Shaer Chief Legal Officer

Date: September 22, 2020